UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2010

Date of report (date of earliest event reported)

LPL Investment Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52609	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

One Beacon Street, Floor 22

Boston MA 02108

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2010, LPL Investment Holdings Inc. (“Holdings”, and together with its subsidiaries, the “Company”) entered into an Incremental and Extension Agreement (the “Agreement”) among Holdings, LPL Holdings, Inc., a Massachusetts corporation (the “Borrower”), the other Credit Parties signatory thereto, the Incremental Revolving Credit Commitment Increase Lenders signatory thereto, each 2013 Revolving Credit Lender signatory thereto, Morgan Stanley Senior Funding, Inc., as  Administrative Agent (“MSSF”), Letter of Credit Issuer and Swingline Lender, and Morgan Stanley & Co. (“MS&Co”), as Collateral Agent.  The Agreement supplements and amends the Company’s Second Amended and Restated Credit Agreement, dated as of June 18, 2007 (as amended by Amendment No. 1 thereto, dated as of December 9, 2009, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto, MSSF, as Administrative Agent, MS&Co, as Collateral Agent, and the other parties thereto.

This Agreement follows upon the Company’s recent Amendment No. 1, described above, which allowed extensions of, as well as increases to, the Company’s existing credit facilities.  Pursuant to the Agreement, the Company has increased its revolving credit facility from $100.0 million to $218.2 million.  The Company has also extended the maturity of a $163.5 million tranche of this revolving facility to June 28, 2013, with the remaining $54.7 million tranche maturing at the original maturity date of December 28, 2011.  Based on the Company’s current leverage ratio, the tranche maturing in 2013 shall be priced at Libor + 350 bps with a commitment fee of 75 bps.  The tranche maturing in 2011 maintains its current pricing of Libor + 200 bps with a commitment fee of 37.5 bps.

A copy of the Incremental and Extension Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein.  The foregoing summary description of the Incremental and Extension Agreement and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Incremental and Extension Agreement.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

10.1         Incremental and Extension Agreement, dated as of January 25, 2010 among LPL Investment Holdings, Inc., a Delaware corporation, LPL Holdings, Inc., a Massachusetts corporation, the other Credit Parties signatory thereto, the Incremental Revolving Credit Commitment Increase Lenders signatory thereto, each 2013 Revolving Credit Lender signatory thereto, Morgan Stanley Senior Funding, Inc., as  Administrative Agent, Letter of Credit Issuer and Swingline Lender, and Morgan Stanley & Co., as Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.

	By:	/s/ Robert J. Moore
		Name:	Robert J. Moore
		Title:	Chief Financial Officer

Dated: January 27, 2010